Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	648.50
Total Transaction Valuation	4,235,793.00
Total Offset Amount	0.00
Net Fee	$ 648.50